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NORTH CAROLINA
GUILFORD COUNTY

                                                                   Exhibit 10.44


                                LEASE AGREEMENT
                        WENDOVER BUSINESS PARK- PHASE I

            THIS LEASE, is made the 1st day of November, 1999, by and WENGREEN, LLC, (hereinafter referred to as "Landlord") and Geerlings & Wade, Inc., (hereinafter referred to as "Tenant"). Landlord hereby leases to Tenant and Tenant leases from Landlord at the WENDOVER BUSINESS PARK, PHASE I, (hereinafter referred to as the "Center"), Office/Warehouse space at 3408 M & N West Wendover Avenue, Greensboro, NC as appears on the Site Plan referred to hereinafter.

CERTAIN LEASE PROVISIONS

            1.0 TERM: Tenant is permitted use of the premises for a term of Sixty-three (63) months commencing November 1, 1999 and ending at 12:00 midnight December 31, 2004.

            2.0 MINIMUM RENT: The Tenant covenants to pay Landlord, without prior demand, and without deduction or setoff, the following sum, payable monthly, in advance, of the first day of each month of the term of this Lease to Landlord's agent at address in Item 6.0 below.

            Annual Base Rent/Lease Term: $46,303(00/100 Dollars)

               Year 1 - (February 1, 2000 - January 31, 2001) - $46,303.00
               Year 2 - (February 1, 2001 - January 31, 2002) - $47,500.00
               Year 3 - (February 1, 2002 - January 31, 2003) - $48,696.00
               Year 4 - (February 1, 2003 - January 31, 2004) - $49,963.00
               Year 5 - (February 1, 2004 - January 31, 2005) - $51,229.00

            Base Rent/Monthly Installments: $3,858(58/100 Dollars)

            3.0 SECURITY DEPOSIT: Tenant shall pay, at the commencement of this Lease, a deposit in the amount of $3,858.52 to be held by Landlord as security for any default hereunder.

            4.0 PREMISES: The premises are 7,037 square feet; the Center is 67,982 square feet. See Article 2 of the Special Conditions attached hereto as Exhibit D.

            5.0 EXHIBITS AND ADDENDUMS: The Lease consists of 29 articles on twelve (12) pages, plus Exhibits A (Plans and/or Specifications), B (Site Plan), C (Rules & Regulations), and D (Special Conditions).

            6.0 NOTICES: Notices sent pursuant to this Lease shall be delivered personally, or
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by certified mail, return receipt requested, and addressed to:

IF TO LANDLORD:                             IF TO TENANT:

WENGREEN, LLC                               Geerlings & Wade, Inc.
c/o Insignia/ESG (Property Management)      David Pearce, CFO
3348 Peachtree Road NE, Suite 900           960 Turnpike Street
Atlanta, GA 30326-1078                      Canton, MA 02021

In witness whereof this Lease Agreement has been executed as of the date set for the above.

Signed in the presence of:                  Lessor:

_________________________       WENGREEN, LLC, a Delaware limited liability
                                company

_________________________       By: BRG Properties, LLC, a Delaware limited
                                    liability company

                                By: /s/ Sam Rosenwald        (SEAL)
                                    -------------------------
                                  Its: Manager




Signed in the presence of:      TENANT:

/s/  Gregg Kober                Geerlings & Wade, Inc.
--------------------------

--------------------------      ---------------------------

                                By: /s/  Jay L. Essa
                                   ------------------------
                                ITS: President

                                DATE:_____________________

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NORTH CAROLINA

GUILFORD COUNTY

                       WENDOVER BUSINESS PARK - PHASE I

                       OFFICE/WAREHOUSE LEASE AGREEMENT

          This Lease Agreement, made this 1st day of November 1999, by and between WENGREEN, LLC (hereinafter referred to as "Landlord") and Geerlings & Wade, Inc. (hereinafter referred to as "Tenant").

                                  WITNESSETH:
                                  ----------

          In consideration of the covenants and agreements hereinafter set out, Landlord hereby leases and demises to the Tenant and Tenant leases from Landlord on the terms, conditions and covenants hereinafter set forth:

          1. UTILITIES & CLEANING SERVICES. Tenant shall promptly pay all gas, water, electricity, fuel, light, heat and power bills and all other charges and deposits in connection with such utilities and shall pay for cleaning Services used for the premises, or any premises used by Tenant in connection therewith. Tenant shall pay all charges for garbage collection services or other sanitary services rendered to the leased premises. If Tenant does not pay the same, Landlord may pay the same and such payments shall be added to the rental of the premises. Landlord shall not be liable for any interruption whatsoever in utility services.

          2. USE. The premises shall be used as office/warehouse or distribution facility for the retail sale of alcoholic beverages and other related Products for consumption off premises as allowed in Light Industrial zoning per Greensboro zoning ordinance and for no other purpose. The premise shall not be used for any illegal purposes, nor in violation of any regulation of any governmental body, nor in any manner to increase the rate of insurance on the premises.

          3. MAINTENANCE BY LANDLORD. Tenant shall accept the premises upon completion of construction as set forth in Article 29 herein. Landlord shall at its expense maintain only the roof, foundation, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, special store front, and all doors) of the building in good repair and condition, except for reasonable wear and tear and except for repairs rendered necessary by the negligence of Tenant, its agents, employees to invitees. Landlord further agrees to care for the grounds around the building, including the mowing of grass, care of shrubs and general landscaping and to maintain the parking areas, driveways and alleys. Tenant shall make reasonable effort to give immediate written notice to Landlord

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of the need for repairs of corrections (which are the responsibility of the
Landlord), and failure to report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects. Landlord shall proceed with reasonable diligence to make such repairs or corrections. But it is expressly understood and agreed that Landlord shall not be liable to Tenant for any damage it may sustain to its merchandise or equipment in or on the demised premises unless such damage is caused by the willful negligence of the landlord or its agents and the Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

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            4. MAINTENANCE BY TENANT. Tenants shall at its own expense keep all other parts of the premises (including but not limited to windows, glass and plate glass, doors, any special store front, interior walls and finish work, floors and floor covering, gutters, heating and air conditioning systems, dock bumpers and plumbing work and fixtures) in good order and repair except those repairs expressly required to be made by Landlord. Tenant accepts the lease premises in their present condition and as suited for the uses intended by Tenant and agrees to return said premises to Landlord at the expiration or prior termination of the Lease Agreement and all renewals thereof in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake, or other casualty alone excepted. In the event Tenant should neglect reasonably to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made. Any reasonable costs therefore shall be payable by Tenant to Landlord as additional rental on the next rental installment date. Tenant agrees to maintain and pay for a maintenance contract for the heating and air conditioning system serving the premises. Such contract must provide that upon cancellation, written notice of the same shall be given to Landlord by both parties and shall include at least semi-annual service for the filters, motor and belts. Tenant agrees to provide Landlord at all times with a copy of the then currently effective service contract. If Tenant properly maintains the heating and air conditioning system, Landlord shall replace the compressor, fan motor, housing or heat exchanger of said equipment if necessary.

            5. ALTERATIONS. Tenant shall not make any major alterations, additions, or improvements to the premises without the prior written consent of the Landlord. Tenant may, without the consent of the Landlord but at its own cost and expense and in a good workmanlike manner, make such minor alterations, additions, or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable without altering the basic character of the building or improvements and without overloading or damaging such building or improvement and in each case complying with all applicable governmental laws, ordinances, regulations, and other improvements.

At the termination of this Lease, Tenant shall, if Landlord so elects, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition; otherwise such improvements shall be delivered to Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant will be removed by Tenant at the termination of this Lease, provided Tenant is not in default. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or aesthetic qualities of the building or other improvements situated on the premises.

            6. FIRE OR OTHER CASUALTY. In the event that before or during the term of this lease, the Premises shall be damaged by fire of other casualty which in the opinion of Landlord does not render the premises or a part thereof untenantable and

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which shall not have been occasioned by the act of Tenant of or its servants, agents, visitors, invitees or licensees, Landlord with at its option (subject to the other provisions of this Article 6) repair the same with reasonable dispatch upon receipt of written notice of the damage from Tenant and there shall be no abatement of the rent.

In the event that before or during the term of this lease the premises of the Building shall be damaged by fire or other casualty which in the opinion of the Landlord renders the Building, the premises or any part of the Building of premises untenantable and which shall not have been occasioned by the act of Tenant or of its servants, agents, visitors, invitees or licensees, Landlord within thirty (30) days written notice of such fire or casualty or of receipt of written notice from Tenant of such damage (whichever shall last occur) shall have the right to and shall either (i) serve written notice upon tenant of Landlord's intent to repair said damage or (ii) if in Landlord's opinion said damage renders so much of either of the premises or of the Building untenantable that repair would not be feasible, serve written notice upon Tenant that this lease is terminated. If landlord shall elect to repair such damage, during the period of repair the total amount of the rent shall be reduced to an amount which in Landlord's opinion bears the same ratio as the portion of the premises then available for use bears to the entire premises. Upon completion of such repair, the rent shall thereafter be paid as if no fire or other casualty had occurred.

In the event that before or during the term of this lease the premises of the Building shall be damaged by fire or other casualty which shall have been occasioned by the act of Tenant or of its servants, agents, visitors, invitees of licensees there shall be no apportionment of abatement of the rent and without prejudice to any other rights and remedies of Landlord and without prejudice to any rights or subrogation of any insurer of Landlord, Landlord shall have the right but shall have no obligation to repair the premises or the Building and Tenant shall reimburse and compensate Landlord within five (5) days of rendition of any statement to Tenant by Landlord for any expenditures made by Landlord in making any such repairs.

The other provisions of this Article 6 notwithstanding, Landlord shall have no obligation to replace or repair any property in the Building of on the premises belonging to Tenant or to anyone claiming through or under Tenant nor shall Landlord have any obligation hereunder to replace or repair any property on the premises which landlord may require Tenant to remove from the premises.

          7. INSURANCE AND INSURANCE RATES. Tenant shall carry fire, casualty and liability insuring its interest, if any, in improvements to or in the premises and its interest in its office furniture, equipment, supplies, store front glass, and other property and Tenant hereby waives any claim or right of action which it may have against Landlord for loss or damage covered by such insurance except in the case of Landlord's gross negligence, and Tenant covenants and agrees that it will obtain a

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waiver from the carrier of such insurance releasing such carrier's subrogation rights as against Landlord. (See Article 14 for further insurance requirements.)

Tenant shall not do or cause to be done or permit on the premises or in the Building anything deemed hazardous on account of fire, and Lessee shall not use the premises of the Building in a manner which will cause an increase in the premium rate for any insurance in effect on the Building of a part thereof. If, because of anything done, the premium rate for any kind of insurance in effect on the Building or any part thereof shall be raised, Tenant shall pay Landlord the amount of any such increase in premium rate, and if Landlord shall demand that Tenant remedy the condition which caused any such increase in an insurance premium rate, Tenant shall remedy such condition within five (5) days after receipt of such demand.

If after the commencement date of this Lease, the insurance premiums incurred by Landlord shall exceed the premium for such insurance for the first full lease year of the term hereof, Tenant shall pay to Landlord on demand Tenant's proportionate share of such increase, calculated in the same manner as Impositions in Article 15 herein below, and the failure to pay such proportionate share upon demand shall be treated in the same manner as a default in the payment of rent.

          8. ASSIGNMENTS AND SUBLETTING. Tenant may not assign, pledge, transfer or sublet the premises or any part thereof without having first obtained the prior written consent of Landlord. Landlord acknowledges and consents to Tenant's assignment of this Lease as a result of a merger between Liquid Acquisition Corp. announced on September 28, 1999 in which Geerlings & Wade survives as a wholly-owned subsidiary of Liquid Holdings, Inc. Any such assignment, pledge, transfer, or subletting shall not release Tenant from the performance of any of the terms, covenants and conditions of this lease.

          9. DEFAULT BY TENANT. The following events shall be deemed to be events of default by Tenant under this Lease:

          A. Tenant shall fail to pay any installment of the rent on the date that same is due and such failure shall continue for a period of ten (10) days.

          B. Tenant shall fail to comply with any term, condition, or covenant of this Lease, other than the payment of rent and shall not cure such failure cannot be thirty (30) days after written notice thereof to Tenant, or, if such failure cannot be reasonably cured within the said thirty (30) days, Tenant shall not have commenced to cure such failure within said thirty (30) days and shall not thereafter with reasonable diligence and good faith proceed to cure such failure.

          C. Tenant shall become insolvent, shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                                      -7-
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          D.  Tenant shall file a petition under any section or chapter of the
National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; of Tenant shall be adjudged bankrupt of insolvent if proceedings filed against Tenant thereunder.

          E. A receiver or trustees shall be appointed for all or substantially all of the assets of Tenant.

          10. REMEDIES. Upon the occurrence of any of such events of default described in Article 9 above, Landlord shall have the option to pursue any one of more of the following remedies without any notice or demand whatsoever:

          A. Terminate this Lease, in which event, Tenant shall immediately surrender the premises to Landlord, and, if Tenant fails to so, Landlord may without prejudice to any other remedy which it may have for possessions of arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any other claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through liability to relet the premises on satisfactory terms or otherwise.

          B. Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution of any claim for damages therefor, and relet the premises and receive the rent therefor and apply the rental first to the cost of preparing the property for reletting and to the cost of reletting, if any; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting.

          C. Enter upon the premises, by force if necessary, without being liable for prosecution of any claim for damages for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease; and Tenant further agrees that Landlord shall not be liable for any damage resulting to the Tenant for such action.

          Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture of waiver of any amounts due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. No waiver by

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Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning Landlord's rights or to enforce or defend any of Landlord's rights of remedies hereunder, Tenant agrees to pay attorneys' fees and expenses. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of the surrender of the premises, and no agreement to accept a surrender of said premises shall be valid unless in writing signed by Landlord. The receipt by Landlord of rent with knowledge of the breach of any covenant or other provision contained in this Lease shall not be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants contained herein.

          11. LATE CHARGES. Tenant shall be liable for and Landlord may collect a late charge of Five percent (5%) of any monthly installment of rent or other sums due hereunder in the event Tenant should fail to pay the same within ten
(10) days after the date that such installment is due. Such charge to be in addition to and not in lieu of any other remedy of Landlord hereunder.

          12. SIGNAGE. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside of the building, doors of offices, or any area of the Center, except as approved by Landlord. Door signs and signs on front of building will be at the expense of the Tenant and shall be of the size, color, and style as the Landlord shall determine, and written approval must be obtained in advance from the Landlord. All signs will be uniform in style and type.

          13. ENTRY BY LANDLORD. Landlord and its authorized agents shall have the right, but not the duty, to enter with reasonable notice to Tenant the demised premises during normal working hours for the following purposes: (1) inspecting the general conditions and state of repair of the premises; (2) making of repairs required by Landlord; (3) showing of the premises to any prospective purchaser; (4) any other reasonable purpose. If Tenant shall not have renewed or extended this Lease prior to the final one hundred twenty (120) day period of the Lease term, Landlord and its authorized agents shall have the right to erect on or about the demised premises a customary sign advertising the property for lease or sale. During said one hundred twenty (120) day period Landlord and its authorized agents shall have the right to enter

                                      -9-
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the demised premises during normal working hours for the showing of the premises to prospective tenants or purchasers.

          14. INDEMNITY The Tenant agrees to indemnify and save harmless the Landlord from and against any and all claims and demands whether from injury to person, loss of life, of damage to property, occurring within the leased premises. Tenant shall furnish Landlord, upon execution of this Lease, a certificate of Legal Liability Insurance having limits not less than $500,000 combined single limits, Fire Legal Liability Insurance not less than $100,000, shall name the Landlord as an additional insured, and shall have insurer to notify Landlord of change of cancellation of said policy a minimum of thirty
(30) days prior to cancellation. A copy of the policy or a certificate of insurance shall be delivered to Landlord.

          15. TAXES. Tenant shall pay, as additional rental, Tenant's proportionate share of any increase in assessments or charges (hereafter sometimes call "Impositions") paid or incurred by Landlord during each calendar year for public betterments or improvements, ad valorem taxes, real estate taxes, or any other tax on rents or real estate as such (other than income taxes thereon) from time to time directly or indirectly assessed or imposed upon the building (a) and/or the portion of the land upon which it is situated to the extent such impositions exceed those paid or incurred by Landlord during the "base year". The "base year" for the purposes of this paragraph shall be the calendar year in which this Lease commences.

          Tenant's proportionate share of the increase in said impositions shall be computed by multiplying the total increase in said impositions for the applicable year over those for the base year, if any, by a fraction, the numerator of which shall be the number of square feet herein above stated to be the approximate area of the premises and the denominator of which shall be the total square feet of floor space within the Center.

          The amount, if any, obtained as result of such computation for the first calendar year following the base year shall be paid to Landlord within thirty (30) days as additional rent pursuant to this subparagraph, the amount of such payment shall be divided by twelve (12) and the quotient resulting from such division shall be added to the monthly rental installments to be paid by Tenant during each month of the next ensuing calendar year commencing with the partial payment due on January 1st of each such calendar year. In the event the total additional rent paid monthly pursuant to this paragraph is less than the Tenant's proportionate share of any increase in impositions for any year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after receiving a statement thereof from Landlord and the minimum rental installments being paid monthly shall be adjusted as above provided.

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          If the term of this lease shall end on a date other than the first or last day of a calendar year, the final annual charges to Tenant with respect to the aforesaid impositions shall be prorated on a daily basis on the basis of a three hundred sixty-five (365) day calendar year.

          The foregoing provisions to the contrary notwithstanding, it is understood and agreed that any and all assessments or charges for public betterments or improvements, ad valorem real estate taxes or other taxes on business or personal property or any other tax on real estate or business or personal property as such from time to time directly or indirectly assessed or imposed upon or with respect to any alterations, additions or improvements made to the premises by Tenant or under its direction or with respect to any property of Tenant therein shall be borne and paid entirely by Tenant shall reimburse Landlord for the same immediately upon receipt by Tenant of written demand thereof from Landlord.

          16. COMMON AREA MAINTENANCE. Landlord has provided at its cost, water, sewer and electricity into the premises and has provided telephone service connections to the rear of the premises. Tenant shall pay as additional rent a monthly common area maintenance charge which will be used for payment of, but not limited to: landscape maintenance, and electricity for common area lighting. For the term of the lease, Tenant shall pay its prorata share of common area maintenance and utilities estimated for that year. The Tenant's prorata share shall be defined as the ratio of the number for that year. The Tenant's prorata share shall be defined as the ratio of the number of square feet in the leased premises to the number of square feet in the Center (67,982 square feet). Estimated expenses shall be derived from a Common Area Budget for the Center to be prepared and made available by Landlord before December 15 of the year preceding the year to be estimated. Landlord estimates the common area maintenance charge for the first lease year to be $.32 per square foot.

On or after the 15th day of January of each year, or if the figures are not available on said date, then as soon thereafter as the information is readily available, Landlord shall make adjustment by notifying the Tenant in writing of Tenant's prorata share (as defined above) of any surplus or deficit comparing the previous year's Common Area Budget for the Center with actual common area expenditures. If a surplus has occurred, Tenant's pro rata share of such surplus shall be credited against future common area payments due from Tenant until much credit is discharged. If a deficit has occurred, Tenant's prorata share of such credit is discharged. If a deficit has occurred, Tenant's prorata share of such deficit shall be payable to the Landlord as additional rent within thirty (30) days after notification and documentation showing calculation of such deficit are presented to Tenant.

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          Should the lease begin on a day other than January 1, or end on a day other than December 31, the above adjustment shall be prorated on a 365 day per year basis.

          For the purpose of this adjustment, this paragraph shall survive the termination of this lease, for as long as necessary for such adjustment to be made.

          17. HOLDING OVER. If Tenant shall continue to occupy the premises after expiration or sooner termination of this Lease, Tenant shall pay, as liquidated damages, for each month of continued occupancy an amount equal to one and one-half times the rent being paid for the last full month of the Lease term. No receipt of money by the Landlord from Tenant after expiration or termination of this Lease shall reinstate or extend this Lease or affect any prior notice given by Landlord to Tenant.

          18.  CONDEMNATION.
               -------------

          A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall terminate effective when the physical taking of said premises shall occur and Tenant shall have no right to any portion of the condemnation award except as reimbursement for Tenant's fixture or leasehold improvements and Tenant will no longer owe rent after termination.

          B. If less than a substantial part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu, thereof, this Lease shall not terminate but a just proportion of the rent shall abate, such just proportion to be in the same proportion to the total rent as the value of the premises taken bears to the aggregate total value of the entire premises as finally determined in the condemnation proceedings. but, if there be no determination of total value, then the just proportion of the rent to abate shall be determined on a basis that is fair and reasonable under all of these circumstances.

          19. SUBORDINATION. Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord. If any mortgagee or holder of any such security instrument shall so require, Tenant will, at any time hereafter, on demand, execute and deliver any instruments, releases, or other documents which may be required by any mortgagee or security instrument holder for the purpose of subjecting and subordinating this lease to the lien and/or security title of any such mortgage, deed to secure debt, or similar security instrument. Within ten (10) days after request therefor by Landlord, Tenant shall furnish to Landlord a statement detailing the status of rental

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payments upon the Lease, setting forth the fact that landlord is not in default in the performance of the Lease on his part to be performed, if such be the case, or detailing any default by Landlord, if such be claimed by Tenant. If Tenant fails to comply with such request, Landlord shall have the right to submit such requested documents in Tenant's name and same shall have the same force and effect as if Tenant has sent them.

          20. MECHANIC'S LIENS. Tenant shall have no authority, expressed or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements there of and that it will save and hold Landlord harmless from any and all loss, cost or expenses based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles, and interest of the Landlord in the premises or under the terms of this Lease.

          21. QUITE ENJOYMENT. Landlord agrees that Tenant, keeping and performing the covenants herein contained on the part of Tenant to be kept and performed, shall at all times during the term of this Lease peaceably and quietly have, hold, and enjoy the leased premises.

          22. PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          23. SUCCESSORS. Except as otherwise specifically provided, the terms, covenants and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators, and assigns of the parties to this Lease.

          24. NOTICES. Any notice given pursuant to this Lease shall be in writing and sent by certified mail to the respective party at an address set forth above for such party, or such other address as may be designated by such party by notice.

          25. PRIOR AGREEMENTS. This Lease instrument contains the entire understanding and agreement of the parties, and any previous agreements in regard to the premises, whether oral or in writing, are hereby rescinded, canceled and rendered null and void. This Lease cannot be modified, unless said modification is reduced to writing and signed by both parties.

          26. ATTORNMENT. Tenant shall attorn to any successor to Landlord's interest in the Center, whether the succession is by sale, foreclosures, deed-in-lieu of foreclosure, assignment or otherwise, and shall purchaser an offset statement and an Estoppel certificate if requested by Landlord, and in the event Tenant fails to deliver hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute said statement and certificate.

          27. ATTORNEY'S FEES. In the event Landlord intervenes in or becomes a party or is made a party to any action or proceeding arising in connection with this Lease in order to protect its rights, then Tenant shall pay to Landlord the fees of Landlord's attorneys therein as fixed by the court.

          28. CONSTRUCTION. Construction, if any, to be completed by Landlord will be in accordance with the plans, specifications, and agreements approved by both parties. Landlord will not be obligated to construct or install any improvements or facilities of any kind other than those called for on the Plans And/Or Specifications attached hereto as Exhibit A. Tenant agrees that Landlord may make any changes to such Plans And/Or Specifications which may become reasonably necessary or desirable, other than substantial changes, without the written approval of Tenant. Landlord agrees to commence and complete such construction with reasonable diligence. If Tenant, it's contractors or labor cause delay in Landlord's completion of the work pursuant to Plans And/Or Specifications, thereby delaying Tenant's occupancy of the Leased premises shall be deemed "substantially completed" when Landlord has completed the work contemplated in the Plans and Specifications to the extent that only minor details of construction and mechanical adjustments remain to be done in the Leased premises and that the elevators, if any, plumbing, heating or air conditioning, and electric facilities are substantially available to Tenant. Upon delivery of the Leased premises into Tenant's possession, Tenant, by occupying the same, shall be deemed to (a) have accepted the Leased premises, b) have acknowledged that Landlord has completed the work required of it in accordance with the Plans and Specifications, and that the same are in condition called for hereunder, and (c) have agreed that Landlord is not then in default of any of its obligations under this Article. All such improvements are to be the property of the Landlord, and upon termination of this Lease, Tenant shall deliver the Leased premises to Landlord in good condition and repair, broom clean, normal wear and tear excepted.

          29. SPECIAL PROVISIONS.
              -------------------

          A. Time is of the essence.

          B. Tenant shall provide blinds at glass front of space leased by Tenant ("Levelor" or equal) to be installed upon occupancy. (Color to match aluminum store front.) Or, if it is agreed, nothing will be put in front of glass. If Tenant does not install blinds, Landlord shall have the option to provide same, at Tenant's expense, in order that all spaces shall conform.

          C. Tenant Improvements: Landlord shall provide 30 tons of HVAC installed, new paint, carpet, VCT in restrooms, rubber base, and mini blinds only after the premises have been approved for licensing by the appropriate governmental authorities.

          D. Permit Period: Tenant shall have ninety (90) days following the date of full execution hereof to obtain any and all necessary licenses and permits from the appropriate authorities (the "Licenses"). If Tenant is unable to obtain said Licenses within this ninety (90) day period, Tenant may request and, upon a showing that all required Licenses have been applied for and diligently pursued, shall be granted a thirty (30) days extension. If for any reason Tenant is unable to obtain the required Licenses and Permits within the ninety (90) day period (or 120 day period if so extended) then Tenant may terminate this Lease in which event neither Party shall have any further obligation to the other but, Landlord shall retain the Deposit as a termination fee. Notwithstanding any Provisions hereof, Tenant's obligation to pay rent hereunder shall commence on the Rent Commencement Date.

WENDOVER BUSINESS PARK - PHASE I

Exhibit A - Floor Plan
To Office/Warehouse Lease

BETWEEN WENGREEN, LLC, LANDLORD

AND GEERLINGS & WADE, INC., TENANT

See Attached Plans And/Or Specifications of Suite #3408 M & N

Which Includes all of Landlord's obligations.

                               CHARLES & COMPANY
                             Greensboro, NC 27419
                           Telephone: (336) 349-4654
                              Fax: (336) 6l6-lll9
                                P.O. Box 49237


Wine Distributor (old American Racing)
3408 -N Wendover Ave.
Greensboro N.C. 27407

Carpet 12 X 75                            $1075.

Cove Base                                   196.

Remove Carpet                                75.

Patch Walls                                  75.

Paint Unit                                  650.

Paint Trim, Doors                           175.

New Min, Blinds                            2500.

Electrical 4 rec, 2 sw                      300.

VCT. Flooring Baths                         250.

Paint Bathrooms                             150.

Lights 1 case                                85.

Electrical Covers                            25.

Clean Unit                                  250.

Tint Door, Panel                            185.

                                    Total $5806.00

   Naylor Heating And Air Conditioning
   P.O. Box 19795
   Greensboro. NC 27419
   Tel.   (336) 668-9517
   Pager (336) 316-7871

   Equipment Installation Proposal

   Customer:                                        Job Location:
   Weaver, Grubar, & Black                          3408 W. Wendover

   Attn: Lydia Whitley

   Date: 08/31/99

   We respectfully submit the following specifications and estimates for Install
   (3) Trane 10 Ton gas package units with concentric duct lay out. Provide gas piping and electrical.
   Guarantee with all systems operating that space will not rise above 73 degrees providing that doors and windows are not opened frequently and/or left open 1 Year parts and labor limited warranty

   We offer to furnish materials and labor and complete the above in accordance with the above specifications for the sum of:

                                  Dollars ($30,000.00)

   Payments as follows: _60% Upon Rough, Remainder upon completion.  _________

   ---------------------------------------------------------------------------

   All material is guaranteed to be as specified. All work to be completed in a workmanlike manner according to standard practices. Any alterations or deviation from the above specifications involving extra cost will be charged as an extra cost over and above the cost of the estimate. All agreements contingent upon the suppliers ability to provide materials as quoted, accidents, and delays beyond our control. Owners to carry fire and other necessary insurance. Our workers are fully covered by workman's compensation insurance.

   Authorized Signature:_____ John Naylor____________
   Offer May Be Withdrawn If Not Excepted Within _____ Days

   ----------------------------------------------------------------------------
   Acceptance: the above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be as outlined above.

   ----------------------------------------------------------------------------

   Name:_____________________   Signature:________________ Date:_______

   Name:_____________________   Signature:________________ Date:_______

                       WENDOVER BUSINESS PARK - PHASE I

                             Exhibit B - Site Plan
                           To Office/Warehouse Lease

                        BETWEEN WENGREEN, LLC, LANDLORD

                      AND GEERLINGS & WADE, INC., TENANT

                            *See Attached Site Plan

                            WENDOVER BUSINESS PARK



                                  [SITE PLAN]

                        WENDOVER BUSINESS PARK- PHASE I

                       Exhibit C - Rules and Regulations
                           To Office/Warehouse Lease

                        BETWEEN WENGREEN, LLC, LANDLORD

                      AND GEERLINGS & WADE, INC., TENANT

            Tenants use of the premises and the common areas surrounding the premises shall be subject at all times during the term of this Lease to reasonable rules and regulations adopted by Landlord not in conflict with any of the express provisions hereof governing the use of the parking areas, driveways, passageways, signs, exteriors of buildings, lighting and other such matters affecting other tenants in and the general management and appearance of the premises. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord. Tenant expressly agrees as follows:

            1. The sidewalks, entries, passages, and stairways shall not be obstructed by the Tenant or its agents, or used by them for any purpose other than ingress and egress to and from their premises.

            2. Truck traffic shall be allowed in the service areas only for pickup and delivery.

            3. Garbage and refuse shall be kept in the kind of container specified by Landlord and shall be placed at the location within the premises designated by Landlord, for collection at the times specified by Landlord. Tenant shall store soiled or dirty linen in approved fire rated containers.

            4. Tenant shall keep the premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

            5. The outside areas immediately adjoining the premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant and Tenant shall not place, suffer or permit and obstruction or merchandise in such areas.

            6. Tenant shall not use the public or common areas in the premises for business purposes.

            7. Plumbing facilities shall not be used for any other purpose than that for which they are constructed and no foreign substance of any kind will be thrown therein.

            8. It is the Tenant's responsibility and obligation to contract with a pest exterminator to remove any pests which are found within the demised premises.

            9. If Tenant desires blinds or window coverings of any kind, the same must be of such shape, color and materials as prescribed by Landlord and shall be erected with Landlord's consent but at the expense of Tenant. No awning shall be placed on said buildings. No radio or television serial or other device shall be erected on roof or the exterior walls of the building in which the premises are located. No, radio phonograph, or similar device shall be used in a manner so as to be heard or seen outside the premises.

            10. The Tenant shall have cleaned, at their expense, not less than semiannually, the carpet that has been provided by the Landlord for Tenant's use, utilizing the cleaning company normally employed by the Landlord to do this work.

            11. The Tenant shall not perform or permit any act nor carry on or permit any practice which may damage, mar or deface the premises or any other part of the premises.

            12. Tenant shall not place a load on any floor in the premises exceeding the floor load limit which such floor was designed to carry nor shall Tenant install, operate or maintain in the premises any heavy item or equipment except in such manner as to achieve a proper distribution of weight. Landlord acknowledges and approves the use of a forklift on the floor, and the storage of wine on the same floor.

            13. Tenant shall not install, operate or maintain in the premises or in any other area of the premises any electrical equipment which does not bear the underwriter's approval, or which would overload the electrical system or any part thereof beyond its capacity for proper and safe operation as determined by Landlord.

            14. No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first be obtained. Each Tenant must, upon the termination of the within Lease, return all keys to suites and mechanical rooms to the offices of the Landlord.

            15. The use of oil, gas or inflammable liquids for heating, lighting, or any other purpose in expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building. Vehicles are not to be stored in the buildings.

            16. The Landlord shall at all times have the right by its officers or agents to enter with reasonable notice the demised premises to inspect and examine the same and to show the same to persons wishing to lease, purchase, or mortgage them.

                       WENDOVER BUSINESS PARK - PHASE I

                        Exhibit D - Special Conditions

                        BETWEEN WENGREEN, LLC, LANDLORD

                      AND GEERLINGS & WADE, INC., TENANT

1. "PHASE I" AND "PHASE II" ISSUE. Prior to September 8, 1999, the aforementioned "PHASE I" "PHASE II" was owned by separate entities. On September 8, 1999 the Landlord purchased both PHASE I and
            PHASE II of the Center and the separate ownership merged under the single ownership of the Landlord. For purposes of continuity the separate designation of PHASE I and PHASE II will initially be maintained in this Lease and this PHASING ISSUE shall be subject to the provisions of Article 2 below.

2.          LANDLORD'S RIGHT TO COMBINE PHASE I WITH PHASE II.
            Due to the recent merging of the ownership entities of PHASE I and PHASE II, the Landlord is hereby reserving unto itself the right, at some time in the future, to commence accounting for expenses on an aggregated basis (combining PHASE I with PHASE II). Currently the existing leases are written on the basis of PHASE I and PHASE II only. In the future, at the election of the Landlord, the Landlord may combine the two PHASES into one for the purposes of combining the total expenses and computing each Tenant's proportionate share while utilizing the greater square footage as the new denominator. In that event, PHASE I which currently contains 67,950 square feet (and is shown as Buildings 3408 and 3410 on Exhibit B attached hereto) and PHASE II which currently contains 80,140 square feet (and is shown as Buildings 3400, 3402 and 3404 on Exhibit B attached hereto) will be combined. The total square footage of both PHASES is 148,090. For the purposes of this Lease, this change, if and when instituted, will impact the following:

            (1) The term Center as used throughout this Lease will refer to the new total square footage of 148,090 and not to the above referenced respective square footages of PHASE I and PHASE II;

            (2) The Tenant's proportionate share of increases for Insurance and Real Estate taxes will then be computed using the new total square footage of 148,090 as the denominator of a fraction and the numerator of which shall be the number of square feet herein above stated to be the approximate area of the Premises. This newly formed fraction would be applied to any Insurance increase in excess of the premium for such Insurance for the first full lease year of the term hereof;

            (3) The Tenant's proportionate share of increases for Common Area Maintenance will then be computed by using the new total square footage of 148,090 as the denominator of a fraction and the numerator of which shall be the number of square feet herein above stated to be the approximate area of the Premises. This newly formed fraction would be applied to the Common Area Budget for the Center.


3. INTERRUPTION OF UTILITIES. The last sentence of Article 1 states "Landlord shall not be liable for any interruption whatsoever in utility services". Due to the nature of Tenants business, it is a condition of this Lease that the Landlord install additional Heating Ventilation & Air Conditioning equipment to heat and cool the balance of the Premises. Further to the above referenced sentence concerning interruption of utility services. Tenant is placed on notice that:

            (1) the Landlord specifically states it is not now nor will it be in the future liable for the interruption of utility services whether it is the provision of (and shall not to be limited to) water, electricity, sewer, telephone, storm water drainage or any other utility or service now provided or provided in the future;

            (2) the electric service is provided by Duke Power and that any concerns that the Tenant may have in regards to the interruption of electrical services should be addressed with Duke Power directly;

            (3) the Tenant may want to consider the installation of a portable generating system to provide electricity in the event electric services are in fact interrupted.